Exhibit 10.2

July 12, 2007

Mr. Stephen M. Ross
The Related Company LP
Time Warner Center
60 Columbus Circle, 19th Floor
New York, NY 10023

Re:  Agreement Regarding Centerline Share Options

Dear Mr. Ross:

Reference is made to (a) the CharterMac Ross Non-Qualified Share Option Agreement dated as of November 17, 2003 (the “2003 Option”), a copy of which is attached hereto as Exhibit A, and (b) the Centerline Holding Company Ross Non-Qualified Share Option Agreement dated as of July 12, 2007 (the “2007 Option”), a copy of which attached hereto as Exhibit B.

The undersigned hereby agree that upon the execution and delivery of the 2007 Option to you by Centerline, the 2003 Option will terminate, and your right to exercise the 2003 Option with respect to all Option Shares (as defined in the 2003 Option) covered by the 2003 Option, whether vested or unvested, shall immediately terminate.

CENTERLINE HOLDING COMPANY

By: /s/ Marc D. Schnitzer
       Marc D. Schnitzer
       Chief Executive Officer and President

ACKNOWLEDGED AND AGREED:

/s/ Stephen M. Ross
Stephen M. Ross